UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                   FORM 8-K/A

                                 CURRENT REPORT
    Pursuant 99to Section 13 OR 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest reported) July 5, 2001


                            WORLD INTERNETWORKS, INC.
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             (Exact name of registrant as specified in its chapter)


           Nevada                    033-05844-NY             87-0575839
 ---------------------------         ------------             ----------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation               File Number)         Identification No.)

625 Cochran Street, Simi Valley, California                        93065
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:   (805) 582-3600


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 4.  Changes in Registrant's Certifying Accountant.

         Effective July 5, 2001, the Company dismissed HJ & Associates, LLC as its principal accountant. Based on the Company's recent merger transaction and change in business, the Company's board of directors recommended that the Company engage a different public accounting firm to audit the Company's financial statements. HJ & Associates, LLC issued going concern opinions for the Company's two most recent fiscal years ended February 29, 2000 and February 28, 2001. There were no disagreements between the Company and HJ & Associates, LLC during the two prior fiscal years or the subsequent interim periods.

         Effective July 5, 2001, the Company engaged Corbin & Wertz to act as the Company's principal accountant and auditor. The Company did not consult with Corbin & Wertz regarding the application of accounting principles or audit opinions prior to retaining Corbin & Wertz.

Item 7.  Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits

16       Letter on Change in Certifying Accountant *

*  Filed herewith



                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         WORLD INTERNETWORKS, INC.

Date:    November 6, 2001                By:     /s/ Robert Genesi
                                                 -----------------
                                                     Robert Genesi, President
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